                                                                      EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin H. Singer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of PCTEL, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                              By:   /s/ Martin H. Singer
                                                    ----------------------------
DATE: October 31, 2003                        NAME: MARTIN H. SINGER
                                              Title: Chief Executive Officer

I, John Schoen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of PCTEL, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                              By:   /s/ John Schoen
                                                    ----------------------------
DATE: October 31, 2003                        NAME: JOHN SCHOEN
                                              Title: Chief Operating Officer and
                                              Chief Financial Officer

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